                                                                    Exhibit 99.1



           HOMESTORE REPORTS FOURTH QUARTER AND FULL YEAR 2003
                                    RESULTS

                Reduced Operating Losses, Improved Gross Margins

WESTLAKE VILLAGE, CALIF. - MARCH 11, 2003 - Homestore, Inc. (NASDAQ: HOMS), the leading provider of real estate media and technology solutions, today reported financial results for the fourth quarter ended December 31, 2003. Total revenue for the fourth quarter was $54.9 million, compared to $55.1 million in the third quarter of 2003. The gross margin improved to 74 percent from 72 percent in the previous quarter.

Homestore also reported that the net loss for the fourth quarter was $(12.1) million, or $(0.10) per share, compared to a net loss of $(30.6) million, or $(0.26) per share, for the third quarter of 2003. Results for the fourth quarter included a restructuring charge of $4.1 million and an impairment charge of $1.8 million. The third quarter results included an impairment charge of $15.7 million. Excluding restructuring, impairment and certain other non-cash expenses, principally stock-based charges, depreciation, and amortization, Homestore's loss from operations was $(770,000) in the fourth quarter, compared to a loss of $(4.8) million in the third quarter of 2003. The decrease in loss was primarily due to reductions in the Company's operating expenses. This information is provided because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

At December 31, 2003, Homestore had $35.5 million in cash and short-term investments available to fund operations. This cash balance reflects a $10.0 million payment made on October 15, 2003, related to the class action settlement.

"As we move beyond the historical financial, legal and operational issues that challenged the Company's development, we are encouraged by the returns we are receiving from our staged product and marketing investment priorities," said Mike Long, Homestore's chief executive officer. "Homestore's Media Services segment, our largest business and the primary beneficiary of our investment strategy to date, experienced its third consecutive quarter of sequential core revenue growth. This segment also achieved improved profitability, with operating margins increasing from 6.6 percent in the third quarter to 15 percent in the fourth. We believe these trends are early indicators of the market acceptance of our products and services, better reflecting the value we deliver to our customers."

YEAR OVER YEAR QUARTERLY RESULTS

Revenue for the fourth quarter totaled $54.9 million, versus $60.8 million for the fourth quarter of 2002. The year over year decline in revenue is due primarily to the expiration of certain legacy revenue agreements with Cendant Corp., which accounted for $3.6 million, and a decline in software revenues from the sale of The Hessel Group in early 2003.

The loss from continuing operations was $(12.1) million, or $(0.10) per share, compared to a loss of $(37.6) million, or $(0.32) per share, in the fourth quarter of 2002. The net loss for the fourth quarter was $(12.1) million, or $(0.10) per share, compared to a net loss of $(36.6) million, or $(0.31) per share, in the fourth quarter of 2002.

FULL YEAR RESULTS

For the year ended December 31, 2003, Homestore's revenue was $218.7 million, down $45.9 million from revenue of $264.6 million for 2002. The loss from continuing operations was $(49.7) million, or $(0.42) per share, compared to $(176.1) million, or $(1.49) per share for 2002. The net loss for the year was $(47.1) million, or $(0.40) per share, compared with a net loss of $(163.4) million, or $(1.39) per share, for the year ended December 31, 2002.

UPDATE ON SETTLEMENT OF SHAREHOLDER CLASS ACTION LAWSUIT

Last October, Homestore announced a preliminary court approval of the settlement agreement between Homestore and The California State Teachers' Retirement System (CalSTRS) related to the consolidated shareholder class action lawsuit. A final court approval hearing took place on January 16, 2004. Thereafter, the court issued an interim order in which the judge generally approved of the terms of the settlement but requested additional briefing from the parties on ancillary issues. The briefs were submitted February 20, 2004, and Homestore expects a decision regarding trial court approval of the settlement in the near future.

Under the terms of the settlement, Homestore has agreed to pay $13.0 million in cash and issue 20.0 million new shares of Homestore common stock to members of the class and will adopt certain corporate governance provisions designed to enhance shareholder interests. Homestore has already transferred $10 million in cash into an escrow account during the fourth quarter, with the additional $3.0 million in cash and 20.0 million shares of common stock due upon final judicial approval of the settlement. Following the final approval, the $13.0 million, net of court approved costs, and the 20.0 million shares of newly issued common stock will be distributed to the class. Additional information regarding the settlement agreement is included in documents Homestore files from time to time with the Securities and Exchange Commission.

CONFERENCE CALL

As previously announced, Homestore will host a conference call, which will be broadcast live over the Internet today, Thursday, March 11, 2004, at 2:00 p.m. PST (5:00 p.m. EST). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's fourth quarter and full year 2003 results, and Homestore's progress. In order to participate in the call, investors should log on to http://ir.homestore.com and click on "Event Calendar." Windows Media Player software is required and is obtainable at no cost. Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site. A telephone replay will also be available from 5:00 p.m. PDT (8:00 p.m. EDT) on March 11 until midnight on March 18 at 706-645-9291, conference code 5616994. For additional information regarding the company's results, please go to the "SEC Filings" section at http://ir.homestore.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Homestore's Form 10-K for the year ended December 31, 2003 is expected to be filed with the Securities and Exchange Commission on, or before Monday, March 15, 2004.

USE OF NON-GAAP FINANCIAL MEASURES

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Homestore uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash expenses. A reconciliation of this non-GAAP measure to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Homestore's current financial performance and its prospects for the future. Homestore believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters. Further, this non-GAAP method is the primary basis management uses for planning and forecasting its future operations. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

CAUTION REGARDING FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements, including information about management's view of Homestore's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Homestore, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Homestore files with the Securities and Exchange Commission, including but not limited to its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Homestore's future results. The forward-looking statements included in this press release are made only as of the date hereof. Homestore cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Homestore expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

                            (FINANCIAL TABLES FOLLOW)
                                 HOMESTORE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                                  THREE MONTHS ENDED
                                                    -----------------------------------------------
                                                    DECEMBER 31,     SEPTEMBER 30,     DECEMBER 31,
                                                       2003              2003             2002
                                                     ---------        ---------        ---------
Revenue                                              $  53,017        $  53,751        $  55,410
Related party revenue                                    1,862            1,336            5,414
                                                     ---------        ---------        ---------
                                                        54,879           55,087           60,824
    Total revenue
Cost of revenue                                         14,188           15,414           16,935
                                                     ---------        ---------        ---------
    Gross profit                                        40,691           39,673           43,889

Operating expenses:
   Sales and marketing                                  24,861           25,990           34,672
   Product and website development                       4,957            5,251            6,087
   General and administrative                           14,368           16,986           19,917
   Amortization of intangible assets                     2,492            5,935            9,386
   Acquisition and restructuring charges                 4,100               --               --
   Impairment of long-lived assets                       1,758           15,664            7,335
   Litigation settlement                                    --               --               --
                                                     ---------        ---------        ---------
         Total operating expenses                       52,536           69,826           77,397
                                                     ---------        ---------        ---------
Loss from operations                                   (11,845)         (30,153)         (33,508)
Interest income (expense), net                            (136)            (234)             389
Other income (expense), net                                (76)            (195)          (4,500)
                                                     ---------        ---------        ---------
Loss from continuing operations                        (12,057)         (30,582)         (37,619)
Gain on disposition of discontinued operations              --               --            1,029
Income from discontinued operations                         --               --               --
                                                     ---------        ---------        ---------
    Net loss                                         $ (12,057)       $ (30,582)       $ (36,590)
                                                     =========        =========        =========

Basic and diluted loss per share
    Continuing operations                            $    (.10)       $    (.26)       $   (0.32)
                                                     =========        =========        =========
    Discontinued operations                          $      --        $      --        $     .01
                                                     =========        =========        =========
    Net loss                                         $    (.10)       $    (.26)       $   (0.31)
                                                     =========        =========        =========

Shares used to calculate basic and diluted per
share amounts                                          120,273          119,418          118,096
                                                     =========        =========        =========

                                 HOMESTORE, INC.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

   IMPACT OF RESTRUCTURING, IMPAIRMENT AND CERTAIN OTHER NON-CASH EXPENSES ON
                              LOSS FROM OPERATIONS
                                 (in thousands)
                                   (unaudited)


                                                            THREE MONTHS ENDED
                                                  --------------------------------------------
                                                  DECEMBER 31,  SEPTEMBER 30,     DECEMBER 31,
                                                     2003           2003             2002
                                                  --------        --------        -----------
Loss from operations                              $(11,845)       $(30,153)       $(33,508)

Plus:
   Stock-based charges                                 105             848          13,035
   Amortization of intangible assets                 2,492           5,935           9,386
   Depreciation                                      2,620           2,890           3,372
   Acquisition and restructuring                     4,100              --              --
   Impairment of long-lived assets                   1,758          15,664           7,335
                                                  --------        --------        --------
Loss from operations excluding
restructuring, impairment and certain other
non-cash expenses                                 $   (770)       $ (4,816)       $   (380)
                                                  ========        ========        ========

                                 HOMESTORE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)



                                                             YEAR ENDED
                                                    -----------------------------
                                                    DECEMBER 31,      DECEMBER 31,
                                                       2003              2002
                                                     ---------        ---------
Revenue                                              $ 211,015        $ 233,455
Related party revenue                                    7,695           31,158
                                                     ---------        ---------
                                                       218,710          264,613
    Total revenue
Cost of revenue                                         60,261           78,304
                                                     ---------        ---------
Gross profit                                           158,449          186,309

Operating expenses:
   Sales and marketing                                 103,861          164,629
   Product and website development                      21,659           30,279
   General and administrative                           67,257           84,813
   Amortization of intangible assets                    22,366           37,165
   Acquisition and restructuring charges                 4,100           12,087
   Impairment of long-lived assets                      29,580            7,335
   Litigation settlement                                63,600           23,000
                                                     ---------        ---------
         Total operating expenses                      312,423          359,308
                                                     ---------        ---------
Loss from operations                                  (153,974)        (172,999)
Interest income (expense), net                            (424)           2,620
Gain on settlement of distribution agreement           104,071               --
Other income (expense), net                                673           (5,682)
                                                     ---------        ---------
Loss from continuing operations                        (49,654)        (176,061)
Gain on disposition of discontinued operations           2,530           11,790
Income from discontinued operations                         --              846
                                                     ---------        ---------
Net loss                                             $ (47,124)       $(163,425)
                                                     =========        =========

Basic and diluted loss per share
    Continuing operations                            $    (.42)       $   (1.49)
                                                     =========        =========
    Discontinued operations                          $     .02        $     .11
                                                     =========        =========
    Net loss                                         $    (.40)       $   (1.39)
                                                     =========        =========

Shares used to calculate basic and diluted per
share amounts                                          118,996          117,900
                                                     =========        =========

                                 HOMESTORE, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,
                                                                                   --------------------------
                                                                                      2003             2002
                                                                                   ---------        ---------
CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES:
Loss from continuing operations                                                    $ (49,654)       $(176,061)
 Adjustments to reconcile net loss to net cash used in continuing operating activities:
     Depreciation                                                                     11,906           14,397
     Amortization of intangible assets                                                22,366           37,165
     Accretion of distribution agreement                                                  --           14,812
     Impairment of long-lived assets                                                  29,580            7,335
     Provision for doubtful accounts                                                   2,248            5,115
     Stock-based charges                                                               7,249           66,907
     Gain on settlement of distribution agreement                                   (104,071)              --
     Realized loss on sale of marketable securities                                      180            3,168
     Write-off of capitalized software                                                    --            2,849
     Other non-cash items                                                                405            1,938
Changes in operating assets and liabilities, net of acquisitions and discontinued operations:
     Accounts receivable                                                               9,120           (1,240)
     Prepaid distribution expense                                                     20,787           10,869
     Other assets                                                                     (1,614)           4,782
     Accounts payable and accrued expenses                                            33,784          (54,938)
     Accrued distribution agreement                                                  (22,069)              --
     Deferred revenue                                                                  3,783          (10,679)
     Deferred revenue from related parties                                            (6,657)         (23,436)
                                                                                   ---------        ---------
Net cash used in continuing operating activities                                     (42,657)         (97,017)
                                                                                   ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment                                                  (9,422)          (3,289
 Purchases of short-term investments                                                 (21,575)              --
Maturities of short-term investments                                                      --           14,394
Proceeds from sale of marketable equity securities                                     1,320            2,250
                                                                                   ---------        ---------
 Net cash provided by (used in) investing activities                                 (29,677)          13,355
                                                                                   ---------        ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from payment of stockholders' notes                                              61            3,463
Proceeds from exercise of stock options, warrants and shares issuances under employee stock
   purchase plan                                                                       3,302              800
Repurchases of common stock                                                               --             (169)
Transfer from restricted cash                                                             --              243
Settlement of stock issuance obligation                                                   --             (521)
                                                                                   ---------        ---------
Net cash provided by financing activities                                              3,363            3,816
                                                                                   ---------        ---------
Net cash used in continuing activities                                               (68,971)         (79,846)
Net cash provided by discontinued operations                                           2,450          122,037
                                                                                   ---------        ---------
Change in cash and cash equivalents                                                  (66,521)          42,191
Cash and cash equivalents, beginning of period                                        80,463           38,272
                                                                                   ---------        ---------
Cash and cash equivalents, end of period                                           $  13,942        $  80,463
                                                                                   =========        =========

                                 HOMESTORE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                            DECEMBER 31,      DECEMBER 31,
                                                               2003               2002
                                                           -----------        -----------
ASSETS
Current assets:
     Cash and cash equivalents                             $    13,942        $    80,463
     Restricted cash                                                --             90,000
     Short-term investments                                     21,575                 --
     Accounts receivable, net                                   14,576             25,945
     Current portion of prepaid distribution expense            10,509             21,863
     Other current assets                                       10,585             12,739
                                                           -----------        -----------
         Total current assets                                   71,187            231,010

Prepaid distribution expense, net of current portion                --             13,150
Property and equipment, net                                     21,454             25,933
Goodwill, net                                                   20,477             23,258
Intangible assets, net                                          25,758             72,771
Other assets                                                    14,672             13,086
                                                           -----------        -----------
         Total assets                                      $   153,548        $   379,208
                                                           ===========        ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                      $     1,409        $     3,419
     Accrued expenses                                           42,576             59,732
     Accrued litigation settlement                              53,600                 --
     Accrued distribution obligation                             7,406            211,973
     Obligation under capital leases                             1,535                 --
     Deferred revenue                                           31,348             29,625
     Deferred revenue from related parties                       4,042              7,024
                                                           -----------        -----------
         Total current liabilities                             141,916            311,773

Distribution obligation, net of current portion                     --              7,500
Obligation under capital leases                                    369                 --
Deferred revenue from related parties                            2,869              6,510
Other non-current liabilities                                    8,066             14,695
                                                           -----------        -----------
         Total liabilities                                     153,220            340,478
                                                           -----------        -----------

Stockholders' equity:
     Common stock                                                  122                118
     Additional paid-in capital                              1,992,591          1,990,755
     Treasury stock                                            (14,470)           (18,567)
     Notes receivable from stockholders                             --               (106)
     Deferred stock-based charges                                 (258)            (2,246)
     Accumulated other comprehensive income (loss)                 267               (424)
     Accumulated deficit                                    (1,977,924)        (1,930,800)
                                                           -----------        -----------
         Total stockholders' equity                                328             38,730
                                                           -----------        -----------

     Total liabilities and stockholders' equity            $   153,548        $   379,208
                                                           ===========        ===========

                                 HOMESTORE, INC.
                            SEGMENT OPERATING RESULTS
                                 (in thousands)
                                   (unaudited)

                                            THREE MONTHS ENDED
                                 --------------------------------------------
                                 DECEMBER 31,    SEPTEMBER 30,   DECEMBER 31,
                                    2003            2003           2002
                                  --------        --------        --------
Revenue:
   Media services                 $ 36,508        $ 35,476        $ 37,915
   Software                          6,814           7,129           9,966
   Print                            11,557          12,482          12,943
                                  --------        --------        --------
Total revenue                       54,879          55,087          60,824
                                  --------        --------        --------

Operating income (loss)
    Media services                   5,578           2,350           9,562
    Software                          (865)           (670)         (2,374)
    Print                             (375)             28              56
    Unallocated                    (16,183)        (31,861)        (40,752)
                                  --------        --------        --------
       Loss from operations       $(11,845)       $(30,153)       $(33,508)
                                  ========        ========        ========


                                 HOMESTORE, INC.
                                 SEGMENT REVENUE
                                 (in thousands)
                                   (unaudited)

                                            THREE MONTHS ENDED
                                  ----------------------------------------
                                  DECEMBER 31,  SEPTEMBER 30,  DECEMBER 31,
                                     2003           2003          2002
                                   -------       -------       -------
Revenue by Segment
   Media - Core                    $35,185       $34,503       $33,631
   Media  - Related Party            1,323           973         4,284
                                   -------       -------       -------
                       Total        36,508        34,476        37,915

    Software - Core                  6,275         6,766         8,835
    Software - Related
Party                                  539           363         1,131
                                   -------       -------       -------
                       Total         6,814         7,129         9,966

    Print - Core                    11,557        12,482        12,943
                                   -------       -------       -------
               Total revenue       $54,879       $55,087       $60,824
                                   =======       =======       =======

ABOUT HOMESTORE

Homestore, Inc. (NASDAQ: HOMS) is the leading provider of real estate media and technology solutions. The Company operates the number one network of home and real estate Web sites including flagship site REALTOR.com(R), the official Web site of the National Association of REALTORS(R); HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders; RENTNET(R), an apartments, senior housing, corporate housing and self-storage resource; and Homestore.com(R), a home information resource. Homestore's print businesses are Homestore(R) Plans and Publications and Welcome Wagon(R). Homestore's professional software divisions include Computers for Tracts(TM), Top Producer(R) Systems and WyldFyre(TM) Technologies. For more information: http://ir.homestore.com.



REALTOR(R) is a federally registered collective membership mark, which identifies a real estate professional who is a Member of the NATIONAL ASSOCIATION OF REALTORS(R) and subscribes to its strict Code of Ethics. All other registered trademarks or service marks are the property of their respective holders.


                                      # # #


Contact:
Mollie O'Brien
Director, Investor Relations
Homestore Inc.
805-557-3846
mollie.obrien@homestore.com